________________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 April 25, 1996


                     Fund America Investors Corporation II
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                      33-73748                 84-1218906
- - ----------------------------       ---------------         ------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
    of Incorporation)                File Number)          Identification No.)



         6400 S. Fiddler's Green Circle
                    Suite 1200B
               Englewood, Colorado                          80111
         ------------------------------                   ----------
             (Address of Principal                        (zip Code)
               Executive Offices)


       Registrant's telephone number, including area code (303) 290-2065


                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

________________________________________________________________________________

Item 2.  Acquisition of Disposition of Assets.


         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 33-73748) (as amended, the "Registration Statement"), pursuant to which the Registrant registered $501,000,000 aggregate principal amount of its collateralized mortgage obligations and pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated April 22, 1996 and the related Prospectus Supplement, dated April 22, 1996 (collectively, the "Prospectus"), which were filed with the Commission on April 24, 1996 pursuant to Rule 424(b)(5), with respect to the Fund America Investors Trust V Collateralized Mortgage Obligations, Series 1996-A (the "Bonds").

         The Registrant is filing this Current Report on Form 8-K to report the acquisition by the Registrant of certain conventional first lien mortgage loans (the "Adjustable Rate Mortgage Loans") and second lien mortgage loans (the "Fixed Rate Mortgage Loans" and, together with the Adjustable Rate Mortgage Loans, the "Mortgage Loans") on April 25, 1995 from IMH Assets Corp., a California corporation ("IMH"), pursuant to the terms of a Mortgage Loan Purchase Agreement dated as of April 25, 1995 (the "Mortgage Loan Purchase Agreement") between the Registrant and IMH. IMH acquired the Mortgage Loans from its parent, Imperial Credit Mortgage Holdings, Inc., a California corporation ("Imperial Credit"). The Mortgage Loans were acuired by the Registrant for an aggregate purchase price of $295,315,915, which purchase price was paid by the transfer to Imperial Credit, at the the Registrant's direction, of $295,315,915 of the net proceeds from the sale of the Bonds.

         The Mortgage Loans were pooled to form a mortgage pass-through certificate (the "Certificate") pursuant to the terms of a Pooling and Servicing Agreement dated as of April 1, 1996 (the "Pooling and Servicing Agreement") among the Registrant, as seller, ICI Funding Corporation, a California corporation, as master servicer, and Bankers Trust Company of California, N.A. as trustee (the "Pooling Trustee"). The Registrant then conveyed all of its right, title and interest in the Certificate to Fund America Investors Trust V (the "Issuer") pursuant to the terms of a Deposit Trust Agreement dated as of April 25, 1995 (the "Deposit Trust Agreement") between the Issuer and Wilmington Trust Company, as owner trustee (the "Owner Trustee"). The Issuer then pledged all of its right, title and interest in the Certificate to Bankers Trust Company of California, N.A. as trustee (the "Indenture Trustee") as collateral for the Bonds which were issued pursuant to an Indenture dated as of April 1, 1996 (the "Indenture") between the Issuer and the Indenture Trustee. Certain administrative functions will be performed by Bankers Trust Company of California, N.A. ("Bankers Trust Company") for the Issuer pursuant to the terms of a Management Agreement, dated as of April 25, 1996 (the "Management Agreement") between Bankers Trust Company and the Issuer.

         Forms of the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreement, the Deposit Trust Agreement and the Management Agreement are filed as Exhibits 4.1, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

         The following tables set forth certain information, as of April 1, 1996 (the "Cut-off Date"), unless specified otherwise, with respect to the Adjustable Rate Mortgage Loans evidenced by the Certificate:


  Principal Balances of FUND AMERICA 1996-A - ADJUSTABLE LOANS at Origination


                                                                           % of
                                        Number   Aggregate Original  Aggregate Original
Range ($)                              of Loans   Principal Balance  Principal Balance
- - ---------                              --------  ------------------  ------------------
         0.01 -     50,000.00               24     $   1,000,300.00         0.36%
    50,000.01 -    100,000.00              197        15,719,736.00         5.73
   100,000.01 -    150,000.00              284        35,350,616.00        12.89
   150,000.01 -    200,000.00              228        39,543,725.00        14.41
   200,000.01 -    250,000.00              252        57,441,519.00        20.94
   250,000.01 -    300,000.00              144        39,577,450.00        14.43
   300,000.01 -    350,000.00               75        24,371,950.00         8.88
   350,000.01 -    400,000.00               66        25,014,300.00         9.12
   400,000.01 -    450,000.00               22         9,350,200.00         3.41
   450,000.01 -    500,000.00               24        11,624,600.00         4.24
   500,000.01 -    550,000.00               12         6,350,700.00         2.31
   550,000.01 -    600,000.00               10         5,806,000.00         2.12
   600,000.01 -    650,000.00                4         2,515,500.00         0.92
   650,000.01 -    700,000.00                1           681,000.00         0.25
                                        ------     ----------------      -------
     Total                               1,343     $ 274,347,596.00       100.00%
                                        ======     ================      =======




         Principal Balances of FUND AMERICA 1996-A - ADJUSTABLE LOANS
                            as of the Cut-off Date


                                                     Aggregate        % of Aggregate
                                                 Principal Balance   Principal Balance
                                        Number   Outstanding as of   Outstanding as of
Range ($)                              of Loans   the Cut-off Date   the Cut-off Date
- - ---------                              --------  ------------------  ------------------
         0.01 -     50,000.00               28     $   1,135,689.36          0.42%
    50,000.01 -    100,000.00              206        16,307,217.64          6.10
   100,000.01 -    150,000.00              290        36,047,952.51         13.49
   150,000.01 -    200,000.00              236        40,915,008.48         15.31
   200,000.01 -    250,000.00              248        56,133,956.11         21.01
   250,000.01 -    300,000.00              136        37,212,190.45         13.93
   300,000.01 -    350,000.00               70        22,779,517.23          8.53
   350,000.01 -    400,000.00               59        22,228,268.81          8.32
   400,000.01 -    450,000.00               21         8,801,811.86          3.29
   450,000.01 -    500,000.00               22        10,557,925.02          3.95
   500,000.01 -    550,000.00               13         6,790,761.85          2.54
   550,000.01 -    600,000.00               10         5,739,693.19          2.15
   600,000.01 -    650,000.00                3         1,888,676.06          0.71
   650,000.01 -    700,000.00                1           666,773.41          0.25
                                        ------     ----------------      --------
     Total                               1,343     $ 267,205,441.98        100.00%
                                        ======     ================      ========

            Property Types of FUND AMERICA 1996-A - ADJUSTABLE LOANS

                                              Aggregate        % of Aggregate
                                          Principal Balance   Principal Balance
                                 Number   Outstanding as of   Outstanding as of
Type                            of Loans   the Cut-off Date   the Cut-off Date
- - ----                            --------  ------------------  ------------------
Single Family                     1,037     $ 208,450,221.87         78.01%
Two Family                           21         3,078,791.11          1.15
Three Family                          7         1,434,542.77          0.54
Four Family                           7           921,718.43          0.34
Condominium                         102        15,326,481.80          5.74
Condo (High Rise)                     1            95,930.52          0.04
Planned Unit Development            162        37,357,871.61         13.98
Manufactured Housing                  5           397,861.15          0.15
Units                                 1           142,022.72          0.05
                                 ------     ----------------      --------
     Total                        1,343     $ 267,205,441.98        100.00%
                                 ======     ================      ========




    Mortgage Rates of FUND AMERICA 1996-A - ADJUSTABLE LOANS at Origination

                                             Aggregate        % of Aggregate
                                         Principal Balance   Principal Balance
                                Number   Outstanding as of   Outstanding as of
Mortgage Rate (%)              of Loans   the Cut-off Date   the Cut-off Date
- - -----------------              --------  ------------------  ------------------
 3.500 -  3.999                    117     $  27,844,918.73         10.42%
 4.000 -  4.499                    139        31,713,446.55         11.87
 4.500 -  4.999                    188        39,635,481.19         14.83
 5.000 -  5.499                    136        25,407,354.51          9.51
 5.500 -  5.999                    131        20,734,103.56          7.76
 6.000 -  6.499                    116        21,569,952.75          8.07
 6.500 -  6.999                    108        27,340,601.23         10.23
 7.000 -  7.499                     58        11,178,384.20          4.18
 7.500 -  7.999                     79        16,223,256.27          6.07
 8.000 -  8.499                     73        13,386,783.76          5.01
 8.500 -  8.999                     92        16,301,634.86          6.10
 9.000 -  9.499                     40         7,254,036.28          2.71
 9.500 -  9.999                     41         6,080,281.52          2.27
10.000 - 10.499                      7           700,870.18          0.26
10.500 - 10.999                     11         1,263,533.41          0.47
11.000 - 11.499                      3           274,938.82          0.10
11.500 - 11.999                      2           152,503.48          0.06
12.000 - 12.499                      1            63,162.47          0.02
13.000 - 13.499                      1            80,198.21          0.03
15.500 - 15.999                     20           741,443.03          2.16
16.500 - 16.999                      1            19,155.65          0.06
                                ------     ----------------      --------
     Total                       1,343     $ 267,205,441.98        100.00%
                                ======     ================      ========

 Mortgage Rates of FUND AMERICA 1996-A - ADJUSTABLE LOANS as of the Cut-Off Date

                                                     Aggregate        % of Aggregate
                                                 Principal Balance   Principal Balance
                                        Number   Outstanding as of   Outstanding as of
Mortgage Rate (%)                      of Loans   the Cut-off Date   the Cut-off Date
- - -----------------                      --------  ------------------  ------------------
 5.500  -  5.999                             1     $     166,147.50          0.06%
 6.000  -  6.499                            10         1,901,140.32          0.71
 6.500  -  6.999                            38         7,442,930.79          2.79
 7.000  -  7.499                            97        23,815,145.76          8.91
 7.500  -  7.999                           251        61,358,871.25         22.96
 8.000  -  8.499                           340        69,778,012.04         26.11
 8.500  -  8.999                           429        76,194,807.76         28.52
 9.000  -  9.499                            81        12,293,464.44          4.60
 9.500  -  9.999                            50         8,326,726.60          3.12
10.000  - 10.499                            10         1,685,559.92          0.63
10.500  - 10.999                            21         2,770,566.89          1.04
11.000  - 11.499                             6           765,700.96          0.29
11.500  - 11.999                             6           503,260.75          0.19
12.000  - 12.499                             1            63,162.47          0.02
12.500  - 12.999                             1            59,746.32          0.02
13.000  - 13.499                             1            80,198.21          0.03
                                        ------     ----------------      --------
     Total                               1,343     $ 267,205,441.98        100.00%
                                        ======     ================      ========




    Original Loan-to-Value Ratios of FUND AMERICA 1996-A - ADJUSTABLE LOANS

                                                     Aggregate        % of Aggregate
                                                 Principal Balance   Principal Balance
                                        Number   Outstanding as of   Outstanding as of
Loan-to-Value Ratio (%)                of Loans   the Cut-off Date   the Cut-off Date
- - -----------------------                --------  ------------------  ------------------
Less than or equal to  25.00                 1     $      53,838.17          0.02%
 25.01- 30.00                                7         1,017,961.54          0.38
 30.01- 35.00                                5           634,882.72          0.24
 35.01- 40.00                               11         2,025,649.02          0.76
 40.01- 45.00                                9         1,654,760.22          0.62
 45.01- 50.00                               15         2,242,245.81          0.84
 50.01- 55.00                               22         4,194,094.24          1.57
 55.01- 60.00                               36         6,677,339.93          2.50
 60.01- 65.00                               45         9,749,644.33          3.65
 65.01- 70.00                              116        23,678,598.77          8.86
 70.01- 75.00                              198        43,447,994.40         16.26
 75.01- 80.00                              322        66,899,544.49         25.04
 80.01- 85.00                               50        10,278,768.64          3.85
 85.01- 90.00                              219        45,591,788.17         17.06
 90.01- 95.00                              287        49,058,331.53         18.36
                                        ------     ----------------      --------
     Total                               1,343     $ 267,205,441.98        100.00%
                                        ======     ================      ========

      Geographical Distribution of FUND AMERICA 1996-A - ADJUSTABLE LOANS

                                                     Aggregate        % of Aggregate
                                                 Principal Balance   Principal Balance
                                        Number   Outstanding as of   Outstanding as of
Location                               of Loans   the Cut-off Date   the Cut-off Date
- - --------                               --------  ------------------  ------------------
Alabama                                      2     $     289,156.99          0.11%
Arizona                                     16         1,824,723.32          0.68
California                                 937       208,026,015.38         77.85
Colorado                                    61        10,180,672.93          3.81
Connecticut                                  3           680,594.45          0.25
Delaware                                     6           545,822.33          0.20
Florida                                     35         4,981,001.43          1.86
Georgia                                      3           803,681.15          0.30
Hawaii                                       2           540,799.28          0.20
Idaho                                        9           703,268.31          0.26
Illinois                                     3           452,681.27          0.17
Indiana                                      1            29,687.56          0.01
Kansas                                       1            72,570.97          0.03
Maryland                                     8         1,767,309.68          0.66
Mississippi                                  1            67,185.16          0.03
Missouri                                     1            74,773.99          0.03
Montana                                      1            48,286.33          0.02
Nevada                                      11         1,408,968.39          0.53
New Jersey                                  55         8,486,218.50          3.18
New York                                     7         1,197,526.79          0.45
North Carolina                              10         1,349,594.77          0.51
Oregon                                      59         8,258,881.72          3.09
Pennsylvania                                13         1,439,931.28          0.54
Rhode Island                                 1           298,905.33          0.11
South Carolina                               2           233,296.06          0.09
Texas                                        4           534,508.29          0.20
Utah                                        14         1,463,888.28          0.55
Virginia                                     3           492,467.95          0.18
Washington                                  74        10,953,024.09          4.10
                                        ------     ----------------      --------
     Total                               1,343     $ 267,205,441.98        100.00%
                                        ======     ================      ========




         Occupancy status of the FUND AMERICA 1996-A - ADJUSTABLE LOANS

                                                     Aggregate        % of Aggregate
                                                 Principal Balance   Principal Balance
                                        Number   Outstanding as of   Outstanding as of
Occupancy                              of Loans   the Cut-off Date   the Cut-off Date
- - ---------                              --------  ------------------  ------------------
Owner Occupied                           1,208     $ 252,196,739.56         94.38%
Second Home                                 43         5,750,551.31          2.15
Non Owner Occupied                          92         9,258,151.11          3.46
                                        ------     ----------------      --------
     Total                               1,343     $ 267,205,441.98        100.00%
                                        ======     ================      ========

             Purpose of the FUND AMERICA 1996-A - ADJUSTABLE LOANS

                                                     Aggregate        % of Aggregate
                                                 Principal Balance   Principal Balance
                                        Number   Outstanding as of   Outstanding as of
Loan Purpose                           of Loans   the Cut-off Date   the Cut-off Date
- - ------------                           --------  ------------------  ------------------
Purchase                                   565     $ 105,463,059.13         39.47%
Refinance                                  538       116,900,547.96         43.75
Equity-out Refinance                       240        44,841,834.89         16.78
                                        ------     ----------------      --------
     Total                               1,343     $ 267,205,441.98        100.00%
                                        ======     ================      ========




            Loan Programs of FUND AMERICA 1996-A - ADJUSTABLE LOANS

                                                     Aggregate        % of Aggregate
                                                 Principal Balance   Principal Balance
                                        Number   Outstanding as of   Outstanding as of
Program                                of Loans   the Cut-off Date   the Cut-off Date
- - -------                                --------  ------------------  ------------------
Full Documentation Program               1,066     $ 207,979,865.54         77.84%
Alternate Documentation Program             22         3,545,528.30          1.33
No Income Verification                     194        43,242,982.66         16.18
No Income No Ratio                          37         7,418,890.49          2.78
No Income No Asset                           7         1,978,876.53          0.74
Limited Doc (SE)                            17         3,039,298.46          1.14
                                        ------     ----------------      --------
     Total                               1,343     $ 267,205,441.98        100.00%
                                        ======     ================      ========




              Risk Grade of FUND AMERICA 1996-A - ADJUSTABLE LOANS

                                                     Aggregate        % of Aggregate
                                                 Principal Balance   Principal Balance
                                        Number   Outstanding as of   Outstanding as of
Risk Grade                             of Loans   the Cut-off Date   the Cut-off Date
- - ----------                             --------  ------------------  ------------------
A                                        1,065     $ 221,584,674.55         82.93%
A-                                         216        37,212,280.53         13.93
B                                           45         6,613,563.80          2.48
C                                           13         1,494,480.86          0.56
CX                                           4           300,442.24          0.11
                                        ------     ----------------      --------
     Total                               1,343     $ 267,205,441.98        100.00%
                                        ======     ================      ========

        Maximum Mortgage Rates of FUND AMERICA 1996-A - ADJUSTABLE LOANS

                                                     Aggregate        % of Aggregate
                                                 Principal Balance   Principal Balance
                                        Number   Outstanding as of   Outstanding as of
Maximum Mortgage Rates(%)              of Loans   the Cut-off Date   the Cut-off Date
- - -------------------------              --------  ------------------  ------------------
 9.500 -  9.999                            117     $  27,844,918.73         10.42%
10.000 - 10.499                            139        31,713,446.55         11.87
10.500 - 10.999                            188        39,635,481.19         14.83
11.000 - 11.499                            131        24,084,086.78          9.01
11.500 - 11.999                            113        17,814,930.26          6.67
12.000 - 12.499                             74        10,329,142.16          3.87
12.500 - 12.999                            181        45,168,991.30         16.90
13.000 - 13.499                             54         9,696,270.10          3.63
13.500 - 13.999                             72        15,201,460.95          5.69
14.000 - 14.499                             69        13,095,429.35          4.90
14.500 - 14.999                             80        13,559,092.33          5.07
15.000 - 15.499                             37         6,559,777.49          2.46
15.500 - 15.999                             47         7,792,325.25          2.92
16.000 - 16.499                              9         1,283,685.67          0.48
16.500 - 16.999                             17         1,966,463.64          0.74
17.000 - 17.499                              7           703,558.11          0.26
17.500 - 17.999                              6           613,021.44          0.23
18.000 - 18.499                              1            63,162.47          0.02
19.000 - 19.499                              1            80,198.21          0.03
                                        ------     ----------------      --------
     Total                               1,343     $ 267,205,441.98        100.00%
                                        ======     ================      ========




            Gross Margins of FUND AMERICA 1996-A - ADJUSTABLE LOANS

                                                     Aggregate        % of Aggregate
                                                 Principal Balance   Principal Balance
                                        Number   Outstanding as of   Outstanding as of
Gross Margin (%)                       of Loans   the Cut-off Date   the Cut-off Date
- - ----------------                       --------  ------------------  ------------------
 1.750  -   1.999                            1     $     235,234.86          0.09%
 2.000  -   2.249                            1           192,741.71          0.07
 2.500  -   2.749                           12         2,110,309.05          0.79
 2.750  -   2.999                          576       117,138,194.33         43.84
 3.000  -   3.249                          356        76,352,295.22         28.57
 3.250  -   3.499                          105        21,443,960.80          8.03
 3.500  -   3.749                           38         8,087,351.45          3.03
 3.750  -   3.999                           26         4,784,510.27          1.79
 4.000  -   4.249                            9         1,133,165.71          0.42
 4.250  -   4.499                            4           677,162.54          0.25
 4.500  -   4.749                            1            40,970.03          0.02
 4.750  -   4.999                           57         9,492,990.67          3.55
 5.000  -   5.249                           33         6,594,708.84          2.47
 5.250  -   5.499                           14         2,692,307.65          1.01
 5.500  -   5.749                           40         7,092,966.81          2.65
 5.750  -   5.999                           37         5,081,282.00          1.90
 6.000  -   6.249                           16         2,261,049.14          0.85
 6.250  -   6.499                            4           471,560.24          0.18
 6.500  -   6.749                            7           564,034.59          0.21
 6.750  -   6.999                            1            58,990.12          0.02
 7.000  -   7.249                            3           579,101.14          0.22
 7.500  -   7.749                            1            40,356.60          0.02
 9.000  -   9.249                            1            80,198.21          0.03
                                        ------     ----------------      --------
     Total                               1,343     $ 267,205,441.98        100.00%
                                        ======     ================      ========

          FUND AMERICA 1996-A - ADJUSTABLE LOANS - LOAN AGE IN MONTHS

STATISTIC COLUMNS : 121-123
   WEIGHT COLUMNS : 46-56


                            Aggregate Principal
                 Number      Balance as of the
                of Loans       Cut-off Date          Weight Amt    Weight %
- - -------------  ----------   -------------------    ---------------- --------
  0.0 -  11.9      526           39.17 %             108,063,992.89  40.44 %
 12.0 -  23.9      245           18.24 %              39,274,850.35  14.70 %
 24.0 -  35.9      569           42.37 %             119,090,715.90  44.57 %
 36.0 -  47.9        3            0.22 %                 775,882.84   0.29 %
- - -------------    -----          --------           ---------------- --------
                  1343          100.00 %             267,205,441.98 100.00 %

Weighted Average (All Values Used) : 17.908

         The following tables set forth certain information, as of the Cut-off Date unless otherwise specified, with respect to the Fixed Rate Mortgage Loans evidenced by the Certificate:


     Principal Balances of FUND AMERICA 1996-A - FIXED LOANS at Origination


                                                                    % of
                                 Number   Aggregate Original  Aggregate Original
Range ($)                       of Loans   Principal Balance  Principal Balance
- - ---------                       --------  ------------------  ------------------
         0.01 -     50,000.00       903     $  27,970,498.00        80.45%
    50,000.01 -    100,000.00        65         4,273,795.00        12.29
   100,000.01 -    150,000.00        14         1,668,850.00         4.80
   150,000.01 -    200,000.00         2           357,500.00         1.03
   200,000.01 -    250,000.00         2           495,000.00         1.42
                                 ------     ----------------     --------
     Total                          986     $  34,765,643.00       100.00%
                                 ======     ================     ========




 Principal Balances of FUND AMERICA 1996-A - FIXED LOANS as of the Cut-off Date


                                              Aggregate        % of Aggregate
                                          Principal Balance   Principal Balance
                                 Number   Outstanding as of   Outstanding as of
Range ($)                       of Loans   the Cut-off Date   the Cut-off Date
- - ---------                       --------  ------------------  ------------------
         0.01 -     50,000.00       903     $  27,632,457.63          80.39%
    50,000.01 -    100,000.00        65         4,235,440.89          12.32
   100,000.01 -    150,000.00        14         1,653,323.90           4.81
   150,000.01 -    200,000.00         2           357,078.59           1.04
   200,000.01 -    250,000.00         2           493,822.07           1.44
                                 ------     ----------------       --------
     Total                          986     $  34,372,123.08         100.00%
                                 ======     ================       ========




              Property Types of FUND AMERICA 1996-A - FIXED LOANS

                                                  Aggregate        % of Aggregate
                                              Principal Balance   Principal Balance
                                     Number   Outstanding as of   Outstanding as of
Type                                of Loans   the Cut-off Date   the Cut-off Date
- - ----                                --------  ------------------  ------------------
Single Family                           858     $  29,897,932.06         86.98%
Two Family                               12           469,062.06          1.36
Three Family                              1            34,591.05          0.10
Four Family                               3            99,516.51          0.29
Condominium                              39         1,053,291.47          3.06
De Minimis Planned Unit Development       1            28,665.77          0.08
Planned Unit Development                 66         2,624,906.46          7.64
Manufactured Housing                      6           164,157.70          0.48
                                     ------     ----------------      --------
     Total                              986     $  34,372,123.08        100.00%
                                     ======     ================      ========

       Mortgage Rates of FUND AMERICA 1996-A - FIXED LOANS at Origination

                                         Aggregate        % of Aggregate
                                     Principal Balance   Principal Balance
                            Number   Outstanding as of   Outstanding as of
Mortgage Rate (%)          of Loans   the Cut-off Date   the Cut-off Date
- - -----------------          --------  ------------------  ------------------
11.000 - 11.499                  1     $      19,869.09          0.06%
11.500 - 11.999                 36         1,365,098.30          3.97
12.000 - 12.499                 30         1,350,689.55          3.93
12.500 - 12.999                156         6,248,370.71         18.18
13.000 - 13.499                 73         2,661,421.26          7.74
13.500 - 13.999                283         8,329,461.98         24.23
14.000 - 14.499                262         9,670,788.86         28.14
14.500 - 14.999                 90         2,875,465.06          8.37
15.000 - 15.499                 34         1,090,359.59          3.17
15.500 - 15.999                 20           741,443.03          2.16
16.500 - 16.999                  1            19,155.65          0.06
                            ------     ----------------      --------
     Total                     986     $  34,372,123.08        100.00%
                            ======     ================      ========




   Mortgage Rates of FUND AMERICA 1996-A - FIXED LOANS as of the Cut-Off Date

                                         Aggregate        % of Aggregate
                                     Principal Balance   Principal Balance
                            Number   Outstanding as of   Outstanding as of
Mortgage Rate (%)          of Loans   the Cut-off Date   the Cut-off Date
- - -----------------          --------  ------------------  ------------------
11.000  - 11.499                 1     $      19,869.09          0.06%
11.500  - 11.999                36         1,365,098.30          3.97
12.000  - 12.499                30         1,350,689.55          3.93
12.500  - 12.999               156         6,248,370.71         18.18
13.000  - 13.499                73         2,661,421.26          7.74
13.500  - 13.999               283         8,329,461.98         24.23
14.000  - 14.499               262         9,670,788.86         28.14
14.500  - 14.999                90         2,875,465.06          8.37
15.000  - 15.499                34         1,090,359.59          3.17
15.500  - 15.999                20           741,443.03          2.16
16.500  - 16.999                 1            19,155.65          0.06
                            ------     ----------------      --------
     Total                     986     $  34,372,123.08        100.00%
                            ======     ================      ========

       Original Loan-to-Value Ratios of FUND AMERICA 1996-A - FIXED LOANS

                                              Aggregate        % of Aggregate
                                          Principal Balance   Principal Balance
                                 Number   Outstanding as of   Outstanding as of
Loan-to-Value Ratio (%)         of Loans   the Cut-off Date   the Cut-off Date
- - -----------------------         --------  ------------------  ------------------
Less than or equal to 30.00           2     $      60,756.68          0.18%
 30.01- 35.00                         2            82,349.69          0.24
 35.01- 40.00                         1            29,948.00          0.09
 40.01- 45.00                         2            84,865.46          0.25
 45.01- 50.00                         3           184,085.19          0.54
 55.01- 60.00                         6           367,203.77          1.07
 60.01- 65.00                         7           332,529.69          0.97
 65.01- 70.00                        18         1,119,186.81          3.26
 70.01- 75.00                        31         1,712,349.05          4.98
 75.01- 80.00                        39         1,332,756.82          3.88
 80.01- 85.00                        72         2,395,407.61          6.97
 85.01- 90.00                       159         5,974,427.84         17.38
 90.01- 95.00                       114         3,897,117.11         11.34
 95.01-100.00                       530        16,799,139.36         48.87
                                 ------     ----------------      --------
     Total                          986     $  34,372,123.08        100.00%
                                 ======     ================      ========




         Geographical Distribution of FUND AMERICA 1996-A - FIXED LOANS

                                              Aggregate        % of Aggregate
                                          Principal Balance   Principal Balance
                                 Number   Outstanding as of   Outstanding as of
Location                        of Loans   the Cut-off Date   the Cut-off Date
- - --------                        --------  ------------------  ------------------
Arizona                              18     $     459,143.31          1.34%
California                          634        22,196,578.27         64.58
Colorado                             30           924,249.16          2.69
Delaware                              1            32,523.98          0.09
Florida                              21           782,794.71          2.28
Georgia                               7           193,585.32          0.56
Hawaii                               10           821,211.33          2.39
Idaho                                 2            48,880.22          0.14
Illinois                              2            52,259.11          0.15
Indiana                               1            11,195.53          0.03
Kansas                                2            53,012.19          0.15
Maryland                             51         2,079,038.19          6.05
Massachusetts                         2            41,820.46          0.12
Montana                               1            45,789.94          0.13
Nevada                               17           531,212.87          1.55
New Hampshire                         4           135,230.87          0.39
New Jersey                           41         1,466,454.69          4.27
New Mexico                           16           597,912.76          1.74
New York                              5           184,543.24          0.54
North Carolina                        6           172,035.33          0.50
Ohio                                  1            32,659.64          0.10
Oregon                               33         1,033,332.42          3.01
Pennsylvania                          4            94,164.89          0.27
Rhode Island                          1            27,802.57          0.08
South Carolina                        1            21,737.54          0.06
Texas                                 4           137,271.67          0.40
Utah                                 27           783,070.38          2.28
Virginia                              9           305,425.48          0.89
Washington                           32         1,032,241.66          3.00
Wisconsin                             1            26,969.91          0.08
Wyoming                               2            47,975.44          0.14
                                 ------     ----------------      --------
     Total                          986     $  34,372,123.08        100.00%
                                 ======     ================      ========

           Occupancy status of the FUND AMERICA 1996-A - FIXED LOANS

                                                     Aggregate        % of Aggregate
                                                 Principal Balance   Principal Balance
                                        Number   Outstanding as of   Outstanding as of
Occupancy                              of Loans   the Cut-off Date   the Cut-off Date
- - ---------                              --------  ------------------  ------------------
Owner Occupied                             983     $  34,286,290.22         99.75%
Second Home                                  1            27,952.63          0.08
Non Owner Occupied                           2            57,880.23          0.17
                                        ------     ----------------      --------
     Total                                 986     $  34,372,123.08        100.00%
                                        ======     ================      ========




                Purpose of the FUND AMERICA 1996-A - FIXED LOANS

                                                     Aggregate        % of Aggregate
                                                 Principal Balance   Principal Balance
                                        Number   Outstanding as of   Outstanding as of
Loan Purpose                           of Loans   the Cut-off Date   the Cut-off Date
- - ------------                           --------  ------------------  ------------------
Purchase                                    65     $   2,575,799.41          7.49%
Refinance                                  163         5,650,956.60         16.44
Equity-out Refinance                       758        26,145,367.07         76.07
                                        ------     ----------------      --------
     Total                                 986     $  34,372,123.08        100.00%
                                        ======     ================      ========




               Loan Programs of FUND AMERICA 1996-A - FIXED LOANS

                                                     Aggregate        % of Aggregate
                                                 Principal Balance   Principal Balance
                                        Number   Outstanding as of   Outstanding as of
Program                                of Loans   the Cut-off Date   the Cut-off Date
- - -------                                --------  ------------------  ------------------
Full Documentation Program                 876     $  29,761,778.60         86.59%
Alternate Documentation Program             13           488,624.79          1.42
No Income Verification                      74         2,578,991.24          7.50
No Income No Ratio                           9           510,177.23          1.48
No Income No Asset                          10           826,066.77          2.40
Limited Doc (SE)                             4           206,484.45          0.60
                                        ------     ----------------      --------
     Total                                 986     $  34,372,123.08        100.00%
                                        ======     ================      ========

                Risk Grade of FUND AMERICA 1996-A - FIXED LOANS

                                        Aggregate        % of Aggregate
                                    Principal Balance   Principal Balance
                           Number   Outstanding as of   Outstanding as of
Risk Grade                of Loans   the Cut-off Date   the Cut-off Date
- - ----------                --------  ------------------  ------------------
A                             911     $  30,991,217.10         90.16%
A-                             58         2,562,848.56          7.46
B                              11           491,707.25          1.43
C                               6           326,350.17          0.95
                           ------     ----------------      --------
     Total                    986     $  34,372,123.08        100.00%
                           ======     ================      ========





FUND AMERICA 1996-A - FIXED LOANS - LOAN AGE IN MONTHS

STATISTIC COLUMNS : 121-123
   WEIGHT COLUMNS : 46-56

                             Aggregate
                         Principal Balance
                Number   Outstanding as of
               of Loans   the Cut-off Date      Weight Amt Weight %
- - -------------  --------  ------------------  ------------- --------
  0.0 -  11.9     980         99.39 %        34,158,044.79  99.38 %
 12.0 -  23.9       6          0.61 %           214,078.29   0.62 %
- - -------------   -----        --------      --------------- --------
                  986        100.00 %        34,372,123.08 100.00 %

Weighted Average (All Values Used) : 6.601

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits

                   Exhibit No.      Description
                   -----------      -----------
                          4.1       Form of Pooling and Servicing Agreement

                         10.1       Form of Mortgage Loan Purchase Agreement

                         10.2       Form of Deposit Trust Agreement

                         10.3       Form of Management Agreement

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FUND AMERICA INVESTORS CORPORATION II



                                       By:    /s/ Howard J. Glicksman
                                          ------------------------------------
                                                  Howard J. Glicksman
                                                        Vice President




Dated:  May 10, 1996

                                 EXHIBIT INDEX

     Exhibit
      Index
     -------
      4.1        Form of Pooling and Servicing Agreement

      10.1       Form of Mortgage Loan Purchase Agreement

      10.2       Form of Deposit Trust Agreement

      10.3       Form of Management Agreement